FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (date of earliest event reported): August 28, 1997


                      TOPS APPLIANCE CITY, INC.
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     (Exact name of registrant as specified in its charter)



  New Jersey                0-20498              22-3174554
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(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



45 Brunswick Avenue, Edison, New Jersey              08818
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(Address of principal executive office)             (Zip Code)



Registrant's telephone number, including area code:(908) 248-2850



                                 N/A
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  (Former name or former address, if changed since last report)






                        Page 1 of 3 pages

Item 1.   Changes in Control of Registrant

          Not Applicable


Item 2.   Acquisition or Disposal of Assets

          Not Applicable


Item 3.   Bankruptcy or Receivership

          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant

          Registrant has engaged Arthur Anderson & Co. as its independent certifying accountant effective August 28, 1997 replacing Ernst & Young, its prior independent certifying accountant, as of the same date. The change in independent certifying accountant was approved by the Board of Directors of Registrant.

     The reports of Ernst & Young respecting Registrant for fiscal years 1995 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Ernst & Young qualified its 1996 report as to Registrant's ability to continue as a going concern. During fiscal years 1995 and 1996 and the subsequent period thereto prior to the dismissal of Ernst & Young, there were no disagreements between Registrant and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     During fiscal years 1995 and 1996 and the subsequent period thereto prior to engaging Arthur Anderson & Co., the Registrant had no discussions with Arthur Anderson & Co. regarding either the application of an accounting principle, the type of opinion that would be rendered in Registrant's financial statements or any matter that was the subject of disagreement with Ernst & Young.


Item 5.   Other Events

          Not Applicable


Item 6.   Resignation of Registrant's Directors

          Not Applicable.



Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not Applicable

          (b)  Pro forma financial information

               Not Applicable

          (c)  Exhibits

               A. Letter from Ernst & Young to the Securities and Exchange Commission dated September 4,
                    1997.

                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOPS APPLIANCE CITY, INC.



                                BY:/s/ Robert Gross
                                   ----------------------------
                                   ROBERT GROSS,
                                   Chief Executive Officer




Dated:  September 4, 1997

                             ERNST & YOUNG LLP
                                 Metro Park
                            99 Wood Avenue South
                                 P.O. Box 751
                          Iselin, New Jersey 08830
                               (908) 906-3200


September 4, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated September 4, 1997, of Tops
Appliance City, Inc. and are in agreement with the statements contained in the second paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                     Sincerely,


                                     /s/Ernst & Young LLP
                                     ERNST & YOUNG LLP